Exhibit 99.9

INNOVATE/PROTECT, INC.

BIOGRAPHIES OF
MEMBERS OF THE BOARD OF DIRECTORS, MANAGEMENT
AND SIGNIFICANT CONSULTANT

Yoav Roth, 35, has served as Chairman of the Board of directors of our company since June 22, 2011. Mr. Roth is a founding partner of Hudson Bay Capital Management LP, the investment manager of Hudson Bay, a multi-strategy investment fund with over $1 billion under management. Mr. Roth began his career at UBS Financial Services Inc. in 1999 as a research analyst on the convertibles desk, performing derivative modeling and credit analysis. In 2001, Mr. Roth joined Hudson Bay's predecessor fund, and has since led a team that makes direct investments in growth-stage companies. Mr. Roth holds a Bachelor's degree, with honors, in Economics from Union College.

Andrew Kennedy Lang, 45, has served as President, Chief Executive Officer, Chief Technology Officer and a Director of our company since June 22, 2011. Mr. Lang has been an inventor and entrepreneur for over two decades, innovating through a variety of companies and across numerous fields that include artificial intelligence, adaptive filtering/search/advertising, computer gaming, fitness management, and asset allocation modeling. Mr. Lang founded WiseWire Corporation in 1995 and sold it to Lycos in 1998 for $39.75 million. He served as the Chief Technology Officer of Lycos prior to its sale to Terra Networks in 2000 for $5.4 billion. Thereafter, Mr. Lang served as CEO of Lightspace Corporation, an active gaming technology company. Mr. Lang is a graduate of Duke University where he finished second in his class and holds Bachelor's degrees in Electrical Engineering, Computer Science, Mathematics, and Physics. Mr. Lang holds a Master's degree in Computer Science from Carnegie Mellon University.

Alexander R. Berger, 28, has served as our Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer and a Director of our company since inception. Prior to joining our company, from February 2008 to August 2011, Mr. Berger was employed at Hudson Bay Capital Management LP, most recently as a Vice President. From 2005 to 2007, Mr. Berger was an aide to the President's energy and environmental policy adviser at the White House. Mr. Berger holds a Bachelor's degree in Accounting from The George Washington University.

Donald E. Stout, 65, is a Director of our company since August 15, 2011. In a career spanning over forty years, Mr. Stout has been involved in virtually all facets of intellectual property law. From 1968 to 1972, Mr. Stout was an assistant examiner at the United States Patent and Trademark Office ("USPTO"), where he focused on patent applications covering radio and television technologies. Thereafter, from 1971 to 1972 Mr. Stout worked as a law clerk for two members of the USPTO Board of Appeals. Mr. Stout has been a senior partner at the law firm of Antonelli, Terry, Stout and Kraus, LLP since 1982. As an attorney in private practice, Mr. Stout has focused on litigation, licensing and representation of clients before the USPTO in diverse technological areas. Mr. Stout has written and prosecuted hundreds of patent applications in diverse technologies, rendered opinions on patent infringement and validity, and has testified as an expert witness regarding obtaining and prosecuting patents. Mr. Stout is the co-founder of NTP Inc., which licensed Research in Motion (RIM), the maker of the Blackberry handheld devices, for $612.5 million to settle a patent infringement action. Mr. Stout is a member of the bars of the District of Columbia and Virginia, and is admitted to practice before the Supreme Court of the United States, the Court of Appeals for the Federal Circuit, and the USPTO. Mr. Stout holds a Bachelor's degree in Electrical Engineering, with distinction, from Pennsylvania State University, and a Juris Doctor degree, with honors, from The George Washington University.

H. Van Sinclair, 59, has been a Director of our company since November 7, 2011. Since 2003, Mr. Sinclair has served as President and Chief Executive Officer of The RLJ Companies, the investment company organized by Robert L. Johnson, the founder of Black Entertainment Television. The RLJ Companies owns or holds interests in diverse businesses, including private equity, financial services, asset management, insurance services, automobile dealerships, film production, sports and entertainment and video lottery terminal gaming. Mr. Sinclair currently serves as President and a Director of RLJ Acquisition, Inc., a publicly traded Special Purpose Acquisition Company, and sits on additional boards of RLJ portfolio investment companies, including RLJ Acquisition, Inc. (OTC BB: RLJAU), a special purpose acquisition company. Mr. Sinclair has also served as Vice President of Legal and Business Affairs for RLJ Urban Lodging Funds, a private equity fund which concentrated on limited and focused service hotels; for RLJ Development, the RLJ Companies' hotel and hospitality company; and as Acting President of the Charlotte Bobcats, the NBA franchise located in Charlotte, North Carolina. Mr. Sinclair has also served as a Director of Urban Trust Bank, a federal thrift headquartered in Orlando, Florida, where he chaired the Audit Committee. Prior to joining The RLJ Companies, Mr. Sinclair spent 28 years, from October 1978 to February 2003, with the Washington, DC based law firm Arent Fox, PLLC, where he specialized in complex commercial disputes and litigation. In the late 1990s, Mr. Sinclair became the partner in charge of litigation at Arent Fox, and today remains of counsel to the firm. Mr. Sinclair holds a Bachelor's degree and a Master's degree in business administration from the University of Rochester, and a Juris Doctor degree from The George Washington University.

David L. Cohen, 41, has been Special Counsel to our company since February 22, 2012. Prior to joining our company, Mr. Cohen was Senior Litigation Counsel for Nokia, where he was the global manager responsible for developing and running Nokia’s multi-jurisdictional litigation with Apple. Additionally, Mr. Cohen was responsible for managing the U.S. side of Nokia’s litigations with Qualcomm. Prior to Nokia, Mr. Cohen was an attorney in private practice at Lerner David Littenberg Krumholz & Mentlik LLP, where his practice focused on intellectual property litigation, and at Skadden Arps Slate Meagher & Flom LLP. Earlier in his career, Mr. Cohen clerked for Chief Judge Carman on the US Court of International Trade. Mr. Cohen holds Bachelor's and Master's degrees from the Johns Hopkins University in the History of Science and History, a Master's degree from Cambridge University in the History and Philosophy of Science, a Master's degree in Legal and Political Theory from University College London, and a Juris Doctor degree from the Northwestern University School of Law. Mr. Cohen is admitted to practice before the New York, New Jersey and District of Columbia bars as well as before the USPTO.

There are no family relationships among any of our directors and executive officers.

Significant Consultant

Donald Kosak, 48, is a consulting inventor for our wholly-owned subsidiary, I/P Engine. Since April 2009, Mr. Kosak has been a principal at Kosak & Associates, an executive consulting firm, where he assists businesses with scalability, intellectual property matters, virtualization and cloud computing deployments. From 2004 to 2009, Mr. Kosak served as Chief Technology Officer of Lycos, where he was responsible for software engineering, data centers, and technical operations. Mr. Kosak integrated the infrastructure of acquired companies including Wired.com, HotBot.com, Tripod.com, Angelfire.com, Matchmaker.com, Quote.com, RagingBull.com and Gamesville. Mr. Kosak led the globalization of Lycos Search in Japan and Korea and of Tripod throughout Europe, Latin America, Japan and Korea, and served as the Director of Lycos Labs, an Internet business incubator. Earlier in his career at Lycos, Mr. Kosak was Vice President of Engineering from October 2000 to October 2004, and Senior Director of Engineering an head of Core Technology from May 1998 to October 2000. Prior to joining Lycos, Mr. Kosak was among the core founding team at WiseWire Corporation. Mr. Kosak has created large-scale systems for Westinghouse, Alcoa, the U.S. Navy and the U.S. Senate. He has numerous patents in the fields of information retrieval, machine learning, video and internet technologies. Mr. Kosak studied Computer Science and Psychology at the University of Pittsburgh, and holds an Executive Certificate in Strategy and Technology from the Massachusetts Institute of Technology Sloan School of Business.